UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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An Important Message to Fund Shareholders From SPDR® Series Trust President, Ellen Needham

The SPDR® Series Trust (the “Trust”) will hold a Special Meeting of Shareholders on November 20, 2014 at SSgA Funds Management, Inc.‘s (“SSgA FM” or the “Adviser”) offices in Boston, MA (the “Meeting” or “Shareholder Meeting”). This booklet contains a proxy statement explaining a proposal that the SPDR Funds’ Board of Trustees is asking shareholders to approve at the Meeting. The proposal described in the proxy statement relates to the following matters:

1.	To approve a sub-advisory agreement between the Adviser and Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”), pursuant to which NAM will continue to serve as sub-adviser to the following SPDR® Funds: SPDR® Nuveen Barclays California Municipal Bond ETF, SPDR® Nuveen Barclays Build America Bond ETF, SPDR® Nuveen Barclays Municipal Bond ETF, SPDR® Nuveen Barclays Short Term Municipal Bond ETF, SPDR® Nuveen S&P High Yield Municipal Bond ETF, SPDR® Nuveen S&P® VRDO Municipal Bond ETF and the SPDR® Nuveen Barclays New York Municipal Bond ETF (together the “Funds”); and

2.	Shareholders also may be asked to vote on such other business as may properly come before the Meeting.

The Board of Trustees, including the Independent Trustees who comprise a majority of the Board, unanimously recommends that you vote FOR Proposal 1.

Your vote is important. Shareholder meetings of the Trust do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important proposal. If you do not cast your vote at this Shareholder Meeting (or an adjournment thereof), you will not have the opportunity to vote on this matter unless another shareholder meeting is held on the same proposal. Please do not hesitate to call the Funds’ proxy solicitation agent, Boston Financial Data Services, at 855-520-7712 if you have any questions about the proposal under consideration. If you have any additional questions about the Funds, please contact your financial advisor or the Funds’ representatives at 866-787-2257 or visit www.spdrs.com. Thank you for taking the time to consider this important proposal and for your investment in the SPDR Funds.

I encourage you to exercise your rights concerning the governance of the Funds by reviewing our proxy statement and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

Sincerely,

Ellen Needham
President

September 10, 2014

Precise in a world that isn’t.TM

IMPORTANT INFORMATION ABOUT VOTING

I HAVE ONLY A FEW SHARES—WHY SHOULD I BOTHER TO VOTE?

Because your vote makes a difference. If many shareholders choose not to vote, a Fund might not receive enough votes to reach a quorum and conduct the Shareholder Meeting on November 20, 2014. If that appears likely to happen, the Fund(s) will have to send additional mailings to shareholders to try to get more votes—a process that would be very costly to the Sub-Adviser who is paying for the costs incurred in connection with the Meeting.

WHAT’S THE DEADLINE FOR SUBMITTING MY VOTE?

We encourage you to vote as soon as possible to make sure that your Fund receives enough votes to act on the proposal. The final opportunity to cast your vote is at the Shareholder Meeting on November 20, 2014.

WHO GETS TO VOTE?

Any person who owned shares of any Fund on the “record date,” which was August 22, 2014, even if that person later sold those shares.

HOW DO I VOTE?

You may vote in any of four ways:

1.	Through the Internet at www.proxyvote.com;

2.	By telephone, with a toll-free call to the phone number indicated on the enclosed proxy card or voting instruction card;

3.	By mail, with the enclosed proxy card or voting instruction card; and

4.	In person at the Shareholder Meeting in Boston, MA, on November 20, 2014.

Vote on the Internet

Log on to: www.proxyvote.com

Follow the on-screen instructions.

Vote by phone

Call the phone number indicated on your proxy card or voting instruction card. Follow the recorded instructions available 24 hours each day.

Vote by mail

Vote, sign, and date the proxy card and return in the postage-paid envelope.

Vote in person

Attend the Shareholder Meeting at SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111 on November 20, 2014.

We encourage you to vote via the Internet or telephone using the 12-digit control number on the enclosed proxy card or voting instruction card, because these methods save the Sub-Adviser the most money (since they require no return postage). If you would like to change your previous vote, you may vote again using any of the methods described above.

HOW DO I SIGN THE PROXY CARD?

You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card.

IMPORTANT NOTICE

Although we recommend that you read the complete proxy statement, for your convenience we have provided a brief overview of the proposals. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING AND PROPOSAL

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	As a shareholder of one or more of the Funds, you are being asked to vote on a very important matter affecting each Fund:

Approval of a New Sub-Advisory Agreement. Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”) serves as each Fund’s investment sub-adviser. Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of NAM, recently announced its intention to be acquired by TIAA-CREF (the “Transaction”). In the event the Transaction takes place, securities laws require you as a shareholder to approve a new Sub-Advisory Agreement between NAM and SSgA Funds Management, Inc.‘s (“SSgA FM” or the “Adviser”) to permit NAM to continue to serve as investment sub-adviser to your Fund.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.	Your Fund investment will not change as a result of NAM’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. NAM will continue to manage your Fund according to the same objectives and policies as before and do not anticipate any significant changes to your Fund’s operations.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments, including NAM, will operate as a separate subsidiary within TIAA-CREF’s asset management business. NAM’s current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between my Fund’s new Sub-Advisory Agreement and the current agreements?

A.	No. The terms of the new and current agreements are substantially identical. There will be no change in the management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new sub-advisory agreement before consummation of the Transaction?

A.	NAM will continue to manage your Fund under an interim sub-advisory agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Boston Financial Data Services, your Fund’s proxy solicitor, at (855) 520-7712 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Boston Financial Data Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

SPDR SERIES® TRUST

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Notice of Special Meeting of Shareholders

to be Held on November 20, 2014

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the following series of the SPDR SERIES TRUST:

SPDR® Nuveen Barclays California Municipal Bond ETF

SPDR® Nuveen Barclays Build America Bond ETF

SPDR® Nuveen Barclays Municipal Bond ETF

SPDR® Nuveen Barclays Short Term Municipal Bond ETF

SPDR® Nuveen S&P High Yield Municipal Bond ETF

SPDR® Nuveen S&P® VRDO Municipal Bond ETF

SPDR® Nuveen Barclays New York Municipal Bond ETF

September 10, 2014

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the SPDR® Series Trust (the “Trust”), on behalf of each series listed above (each a “Fund” and together the “Funds”), will be held at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Funds, State Street Financial Center, One Lincoln Street, Boston, MA 02111 at 11:00 a.m. Eastern Time, on November 20, 2014, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”), each Fund’s sub-adviser; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposal is discussed in the attached proxy statement. The Board of Trustees of the SPDR Funds recommends that you vote FOR Proposal 1.

Shareholders of record at the close of business on August 22, 2014 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

By Order of the Board of Trustees,

Christopher Madden

Secretary

SPDR SERIES® TRUST

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Special Meeting of Shareholders

November 20, 2014

PROXY STATEMENT

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of the Trust (the “Trust”). The proxy statement is divided into five parts:

Part I Overview of the Proposal begins on page     .

Part II Proposal Details begin on page     .

Part III More on Proxy Voting and Shareholder Meetings begins on page     .

Part IV Fund and Investment Adviser Information begins on page     .

Please read the proxy statement before voting on the proposal. If you have questions about the proxy statement, or if you would like additional information, please call our proxy solicitation agent, Boston Financial Data Services. toll-free at 855-520-7712. If you have any additional questions about the Funds or the Trust generally, please contact your financial advisor or the SPDR representatives at 866-787-2257 or visit www.spdrs.com. This proxy statement was mailed to shareholders beginning the week of [September 15, 2014].

Annual and Semi-Annual Reports.

Copies of the Trust Annual Report to Shareholders dated June 30, 2014 may be obtained without charge by writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257.

Precise in a world that isn’t.TM

PART I: OVERVIEW OF THE PROPOSALS

Shareholders of the Funds are being asked to vote on the following proposal. Only shareholders of record on August 22, 2014, are entitled to vote on the proposal whether or not such shareholders still own those shares.

Proposals

SPDR Proposal	Funds
1. To approve a new Sub-Advisory Agreement between SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) and Nuveen Asset Management, LLC, each Fund’s sub-adviser.

SPDR® Nuveen Barclays California Municipal Bond ETF

SPDR® Nuveen Barclays Build America Bond ETF

SPDR® Nuveen Barclays Municipal Bond ETF

SPDR® Nuveen Barclays Short Term Municipal Bond ETF

SPDR® Nuveen S&P High Yield Municipal Bond ETF

SPDR® Nuveen S&P® VRDO Municipal Bond ETF

SPDR® Nuveen Barclays New York Municipal Bond ETF

PART II: PROPOSAL DETAILS

PROPOSAL 1 — TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN

THE ADVISER, SSGA FUNDS MANAGEMENT, INC. (“SSGA FM” OR THE “ADVISER”), AND THE SUB-ADVISER, NUVEEN ASSET MANAGEMENT, LLC (“NAM” OR “SUB-ADVISER”)

We are asking shareholders to approve a new sub-advisory agreement between the Adviser and NAM, pursuant to which NAM will continue to serve as sub-adviser to SPDR® Nuveen Barclays California Municipal Bond ETF, SPDR® Nuveen Barclays Build America Bond ETF, SPDR® Nuveen Barclays Municipal Bond ETF, SPDR® Nuveen Barclays Short Term Municipal Bond, ETF, SPDR® Nuveen S&P High Yield Municipal Bond ETF, SPDR® Nuveen S&P® VRDO Municipal Bond ETF and the SPDR® Nuveen Barclays New York Municipal Bond ETF (each a “Fund” and together the “Funds”).

Background

Under a sub-advisory agreement between the Adviser and NAM (the “Original Sub-Advisory Agreement”), NAM serves as each Fund’s investment sub-adviser and is responsible for managing the Funds on a day-to-day basis, subject to the oversight of the Adviser and the Board. The Original Sub-Advisory Agreement was last approved by shareholders on March 19, 2010 and approved for continuance by the Board at an in-person meeting on [August 20, 2014].

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

The Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Sub- Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Sub-Adviser and therefore cause the automatic termination of each Original Sub-Advisory Agreement, as required by the 1940 Act.

Completion of the Transaction is subject to a number of conditions, including obtaining consent to the Transaction by Nuveen Investments clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees. Nuveen Investments and TIAA-CREF currently expect to complete the Transaction by year-end 2014.

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the U.S. Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

In anticipation of the Transaction, the Board of Trustees met on August 19, 2014 in person (the “Meeting”) for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between the Adviser and NAM on behalf of each Fund in substantially the same form as the Original Sub-Advisory Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (the “New Sub-Advisory Agreement”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix A.

The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. At the Meeting, and for the reasons discussed below (see “Board Considerations”), the Board, including the Board Members who are not parties to the Original Sub-Advisory Agreement or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser, or Sub-Adviser (the “Independent Board Members”), 1) unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement on behalf of each Fund and 2) unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

In the event shareholders of a Fund do not approve the New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and NAM with respect to each such Fund (each, an “Interim Sub-Advisory Agreement” will take effect upon the closing of the Transaction. At the Meeting, the Board, including the Independent Trustees, also unanimously approved an Interim Sub-Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of the Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by the Adviser thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. Below is summary of certain terms under the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement (together, the “Agreements”).

Advisory Services. Under the Agreements, NAM will:

(i) provide supervision of each Fund’s investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

(ii) maintain books and records with respect to the Funds securities transactions and keep the Board and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Funds, the Sub-Adviser and its key investment personnel and operations providing services with respect to the Funds; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the board, and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(iii) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Funds for which market prices are not readily available, it being understood that the Sub-Adviser shall not be responsible for determining the value of any such security;

(iv) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Funds and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Funds that may be reasonably necessary, under applicable laws, to allow the Funds or their agent to present information concerning the Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as defined in the Sub-Advisory Agreement) and any permissible reports and materials prepared by the Funds or their agent;

(v) cooperate with and provide reasonable assistance to the Adviser, administrator, custodian and foreign custodians, the transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information; and

(vi) The Sub-Adviser shall initially determine and make such modifications to the identity and number of shares of the Deposit Securities and the Fund Securities required for a Fund Deposit or Redemption (as defined in the Sub-Advisory Agreement) for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s Custodian with respect to such designation).

Duration and Termination. The Original Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will continue in effect for an initial two-year period and can then be continued thereafter for successive one-year periods if such continuance is specifically approved (i) by the Trustees of the Trust, and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Agreements will terminate automatically in the event of its assignment.

The Agreements are terminable at any time without penalty by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to Nuveen. In addition, the Adviser may terminate the Agreement upon breach by Nuveen of any representation or warranty provided for in the Agreement, which shall not have been cured within thirty (30) days of Nuveen’s receipt of written notice of such breach, or by the Adviser immediately upon written notice to Nuveen if Nuveen becomes unable to discharge its duties and obligations under the Agreement.

Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Funds as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Funds, except that nothing in the Sub-Advisory Agreement shall limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Funds, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Funds may become subject under relevant law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations under the Sub-Advisory Agreement or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein.

Compensation. Under the Agreements, the Adviser will pay Nuveen a fee, calculated and paid monthly, based on a percentage of 45% of the advisory fee paid to the Adviser by the Funds, after deducting payments to fund service providers paid by the Adviser under the unitary fee structure. The Funds will have no responsibility for any fee payable to NAM.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Fund’s last fiscal year, no Fund made any material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Fund (other than pursuant to the Original Sub-Advisory Agreement).

Information About the Sub-Adviser

Nuveen Asset Management, LLC, is organized as a Delaware limited liability company and an investment adviser registered with the SEC. Its sole managing member is Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen Investments. The business address of the Sub-Adviser is 333 West Wacker Drive, Chicago, Illinois 60606.

As of March 31, 2014, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts.

The Sub-Adviser does not currently provide investment advisory services to any funds which have investment objectives and strategies comparable to those of the Funds.

Principal Executive Officers and Directors of NAM. Listed below are the names and principal occupations of each of the principal executive officers and directors of NAM. Neither the directors nor officers are trustees or officers of the Funds. The address for each person listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

Name	Positions/Offices Held with NAM	Principal Occupation/Position
Thomas J. Schreier, Jr.	Chairman	Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC; Co-Chief Executive Officer of Nuveen Securities, LLC; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors, formerly, President, First American Funds.

William T. Huffman	President	Previously, Chief Operating Officer, Municipal Fixed Income (2008-2010) of Nuveen Fund Advisors, LLC; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.

John L. MacCarthy	Executive Vice President and Secretary	Director, Executive Vice President and Secretary of Nuveen Fund Advisors, LLC; Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, and Santa Barbara Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Charles R. Manzoni, Jr.	Managing Director and General Counsel	Managing Director and General Counsel of Nuveen Securities, LLC; formerly, Chief Risk Officer, Secretary, General Counsel, director on Board of Directors of FAF Advisors.

Sherri A. Hlavacek	Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Securities, LLC, Nuveen Investments Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and (since 2011) Nuveen Fund Advisors, LLC; Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC and Symphony Asset Management LLC; Certified Public Accountant.

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Securities, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Winslow Capital Management, LLC and NWQ Holdings, LLC.

Trustees’ Considerations

The 1940 Act requires that a fund’s sub-advisory agreement must be specifically approved by the vote of a majority of the independent trustees of the trust, cast in person at a meeting called for the purpose of voting on such approval. After the initial term, the board is required to consider the continuation of the agreement on an annual basis. In connection with such approvals, the fund’s trustees must request and evaluate, and the sub-adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the sub-advisory agreement. In determining whether to approve or continue a sub-advisory agreement, the board is required to act solely in the best interests of the fund and the fund’s shareholders in evaluating the terms of the sub-advisory agreement. The board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm’s length bargaining.

Prior to its annual review, the Board of Trustees of the SPDR Funds (the “Board”) was advised of the acquisition of Nuveen Investments by TIAA-CREF. In accordance with the 1940 Act and the terms of the Original Advisory Agreement, the completion of the Transaction would terminate the Original Sub-Advisory Agreement. Accordingly, at an in-person meeting held on August 19, 2014 (the “Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Sub-Advisory Agreement and approved the continuation of the Original Sub-Advisory Agreement for the Funds after weighing the factors discussed below, none of which was dispositive in itself. Furthermore, in anticipation of the termination of the Original Sub-Advisory Agreement that would occur upon the consummation of the Transaction, the Board also approved the New Sub-Advisory Agreement on behalf of the Funds to be effective following the later of the completion of the Transaction and the receipt of the requisite shareholder approval, also after weighing the same factors discussed below.

Original Sub-Advisory Agreement. At the Meeting, the Board considered the continuation of the Original Sub-Advisory Agreement between the Adviser and NAM with respect to each Fund.

In evaluating the Original Sub-Advisory Agreement, the Board drew on materials provided to them by NAM and the Adviser. In deciding whether to approve the Original Sub-Advisory Agreement, the Board considered various factors, including: (i) the nature, extent and quality of services provided by NAM with respect to the Funds under the Original Sub-Advisory Agreement; and (ii) investment performance of the Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to NAM under the Original Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Funds.

The Board considered the background and experience of NAM’s senior management and in particular NAM’s experience in investing in municipal securities. The Board noted that NAM brings significant municipal securities experience to bear in managing the Funds. The Board noted that NAM has extensive experience in managing municipal securities and reviewed NAM’s assets under management in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts.

The Board, including the Independent Trustees voting separately, approved the Original Sub-Advisory Agreement for the Funds after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services expected to be provided by NAM to the Funds were adequate and appropriate; and (b) NAM’s experience in managing municipal bond funds is extensive.

New Sub-Advisory Agreement. The Board received, in advance of the Meeting, information regarding the Transaction and its expected impact on NAM and the Funds including, among other things: that NAM would operate as a stand-alone entity and that no changes to NAM’s investment or management teams were expected; the impact of the Transaction on NAM, such as an improved balance sheet and the strategy for talent retention during the transition period; and that each Fund’s expense ratio would remain unchanged with no expected burdens or negative implications. The Board also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from legal counsel for the Trust.

In addition to the factors described above when approving the Original Sub-Advisory Agreement, the Board also considered the factors described below when approving the New Sub-Advisory Agreement. In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided by NAM to the Funds and their shareholders is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Sub-Adviser or Funds following the Transaction; and any anticipated changes to the investment and other practices of the Funds.

The Board noted that the terms of the New Sub-Advisory Agreement, including the fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the each Fund. The Board considered that the services to be provided and the standard of care under the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board noted that NAM did not anticipate any material changes to the sub-advisory or other services provided to the Funds as a result of the Transaction. The Board recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Board further noted that there were currently no plans for material changes to senior personnel at NAM or key personnel who provide services to the Funds and the Board following the Transaction. The key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board also considered NAM’s proposed governance structure following the Transaction and noted that Nuveen Investments, including NAM, was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that NAM may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting its business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

Based on their review, the Board found that the expected nature, extent and quality of services to be provided to the respective Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.

With respect to the performance of the Funds, the Board also considered that the portfolio investment personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. The Board was advised there would be no change in the fees paid by the Adviser to NAM under the New Sub-Advisory Agreement and that the Funds will continue to have no responsibility for any fee payable to NAM.

The Board, including the Independent Trustees voting separately, approved the New Sub-Advisory Agreement for the Funds after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services expected to be provided by NAM to the Funds were adequate and appropriate; and (b) NAM’s experience in managing municipal bond funds is extensive.

Voting Requirements for Proposal 1.

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below under “Trustees’ Considerations.” The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR Proposal 1.

PART III: MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

Shareholder Approval

VOTES NEEDED TO APPROVE PROPOSAL 1. Shareholders of each SPDR Fund will vote separately on the proposal. For the proposal to pass for a Fund, there must be a majority of the outstanding voting securities of a company, which means that the vote at a shareholder meeting must be, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less. This is referred to as a Majority Shareholder Vote.

PROXY SOLICITATION METHODS. The Funds will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials either by mail or electronically (assuming that applicable requirements are met). In addition, SSgA FM employees and officers may solicit shareholder proxies in person, by telephone, by mail, or over the Internet. The Funds have also engaged the services of Boston Financial Data Services. (“BFDS”) to assist in the solicitation of proxies for the Shareholder Meeting.

PROXY SOLICITATION COSTS. Nuveen will pay all costs of soliciting proxies from shareholders, including costs relating to the printing, mailing, tabulation of proxies and the engagement of BFDS. BFDS’s solicitation costs for the Funds are currently estimated to be approximately $     million. By voting immediately, you can help Nuveen avoid the considerable expense of a second proxy solicitation.

QUORUM. Each Fund must achieve a quorum in order for the Shareholder Meeting to go forward. This means that a majority of a Fund’s shares must be represented at the Shareholder Meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”). Unreturned and unsigned proxies will not be counted toward quorum. The Funds will count abstentions and broker non-votes toward establishing a quorum and as votes “Against” Proposal 1. (A broker non- vote is a proxy received from a broker who holds Fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor’s behalf, indicating that the broker has not received instructions from the investor on the matter at issue.) Signed, dated proxy cards and voting instruction cards returned to SSgA FM without a choice indicated as to the applicable proposals shall be voted “For” Proposal 1.

ADJOURNMENT. If a quorum is not present or represented at the Shareholder Meeting, the holders of a majority of the votes present in person or by proxy and entitled to vote shall have the power to adjourn the meeting from time to time, if the vote required to approve or reject any proposal described in the original notice of such meeting is not obtained (with proxies being voted for or against adjournment, including abstentions and broker non-votes, consistent with the votes for and against the proposal for which the required vote has not been obtained). The affirmative vote of the holders of a majority of the shares then present in person or represented by proxy shall be required to adjourn any meeting. Any adjourned meeting may be reconvened without further notice or change in Record Date. At any reconvened meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally called.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—over the Internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Funds’ Secretary at the following address: Attn: Christopher Madden, State Street Bank and Trust Company, 4 Copley Place, 5th Floor Boston, MA 02116 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must be received by the Fund within a reasonable period of time prior to that meeting. None of the Funds currently plans to hold another meeting of shareholders in 2014.

VOTING RIGHTS. Shareholders are entitled to cast one vote for each share of beneficial interest of a Fund owned on the Record Date and a fractional vote for each fractional share of beneficial interest of a Fund owned on the Record Date.

NOMINEE ACCOUNTS. Upon request, the Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Funds’ shares. Please submit invoices for our review to: Trust, One Lincoln Street, LCC4N, Boston, MA 02111, Attn: SPDR ETF Fund Administration.

ANNUAL/SEMIANNUAL REPORTS. Copies of the Trust’s Annual Reports to Shareholders may be obtained without charge by writing to State Street Global Markets, LLC, the Trust’s principal underwriter at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, or by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257.

OTHER MATTERS. At this point, we know of no other business to be brought before the Shareholder Meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the Shareholder Meeting.

PART IV: FUND AND INVESTMENT ADVISER INFORMATION

The Funds’ investment adviser is SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”). The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

SPDR Fund Information

This section provides certain required information for each of the Funds. The Funds for which proxies are being solicited and their shares eligible to vote as of the Record Date are:

Fund:	Record Date
Shares
SPDR Nuveen Barclays California Municipal Bond ETF
SPDR Nuveen Barclays Build America Bond ETF
SPDR Nuveen Barclays Municipal Bond ETF
SPDR Nuveen Barclays Short Term Municipal Bond ETF
SPDR Nuveen S&P High Yield Municipal Bond ETF
SPDR Nuveen S&P® VRDO Municipal Bond ETF
SPDR Nuveen Barclays New York Municipal Bond ETF

As of December 31, 2013, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser or any person controlling, controlled by, or under common control with the Adviser.

The following table shows, as of December 31, 2013, the amount of equity securities owned by the Trustees in the State Street fund complex that they are elected to oversee.

Name of Nominee	SPDR Fund	Dollar Range of Equity Securities in the SPDR Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Family of Investment Companies
Independent Nominees:
Frank Nesvet	None	None	None
David M. Kelly	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	None
Carl G. Verboncoeur	None	$1 - $10,000	$10,001 to $50,000
Interested Trustee:
James Ross	SPDR Russell 1000 ETF	$50,001 to $100,000	Over $100,000
	SPDR Russell Small Cap Completeness ETF	$10,001 to $50,000
	SPDR S&P 400 Mid Cap Growth ETF	$10,001 to $50,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 to $50,000
	SPDR Dow Jones REIT ETF	$10,001 to $50,000
	SPDR S&P Dividend ETF	$10,001 to $50,000
	SPDR S&P Biotech ETF	$10,001 to $50,000
	SPDR S&P Metals & Mining ETF	$1 - $10,000
	SPDR Nuveen Barclays Short Term Municipal Bond ETF	$10,001 to $50,000
	SPDR Barclays Short Term International Treasury Bond ETF	$1 - $10,000
	SPDR Barclays Short Term International Corporate Bond ETF	$10,001 to $50,000
	SPDR Barclays Emerging Markets Local Bond ETF	$10,001 to $50,000
	SPDR Barclays High Yield Bond ETF	$10,001 to $50,000
	SPDR Barclays Short Term High Yield Bond ETF	$10,001 to $50,000

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Control Persons and Principal Holders of Securities

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds were as follows (except as otherwise noted below, information is as of [September 1, 2014]):

Fund	Name and Address	Percentage of Ownership

APPENDIX A:

FORM OF NEW

SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [            ], by and between SSgA Funds Management, Inc., a Massachusetts corporation (the “Adviser”), and Nuveen Asset Management, LLC, Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated July 1, 2004 with the Trust (“Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust (the “Board”) and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Fund” and collectively, the “Funds”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select sub-advisers for each Fund of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF THE SUB-ADVISER

(a) The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation specified in Appendix A hereto.

(b) In the event that the Trust establishes one or more series in addition to the Funds with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable to the Sub-Adviser with respect to each additional Fund. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon each such additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Adviser and the Sub-Adviser shall be annexed hereto as a part hereof indicating that each such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such additional Fund.

2. SERVICES TO BE RENDERED BY THE SUB-ADVISER

(a) Subject to the supervision of the Adviser and the Board and consistent with its fiduciary duties to each Fund, the Sub-Adviser shall manage the investment operations and determine the composition of the assets assigned to the Sub-Adviser by the Adviser (“portfolio”) of each Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund’s investment objective and policies as stated in the then-current prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for such Fund contained in the Trust’s Registration Statement on Form N-1A (the “Registration Statement”), as such Prospectus and SAI are amended or supplemented from time to time. As part of the services it will provide hereunder, the Sub-Adviser shall:

(i) provide supervision of each Fund’s investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

(ii) maintain books and records with respect to the Trust’s securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Funds, the Sub-Adviser and its key investment personnel and operations providing services with respect to the Fund; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board, and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(iii) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available, it being understood that the Sub-Adviser shall not be responsible for determining the value of any such security;

(iv) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Fund or its agent;

(v) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust that the Adviser and Sub-Adviser shall agree, and the Adviser upon request from such person, shall keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information; and

(vi) the Sub-Adviser shall initially determine and make such modifications to the identity and number of shares of the Deposit Securities and the Fund Securities required for a Fund Deposit or Redemption for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s and Custodian with respect to such designation) (capitalized terms have the meaning set forth in the Funds’ prospectus).

(b) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform its responsibilities in accordance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the Prospectus and SAI of the Trust filed with the Securities Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented; (iv) the Investment Company Act, the Advisers Act, the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Commodities Exchange Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund(s); (v) the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time; (vi) the Trust’s policies and procedures adopted from time to time by the Board; and (vii) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI and other relevant policies and procedures adopted by the Board and by applicable exemptive and no action relief. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

(c) In furnishing services hereunder, the Sub-Adviser will not consult with any other investment adviser to (i) the Fund, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This also shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

(d) The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

(e) The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein which may include brokers and dealers affiliated with the Sub-Adviser if and as permitted by applicable law. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser shall seek to achieve for the Fund “best execution”, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund.

(f) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent consistent with the safe harbor set forth in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent consistent with Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may authorize, but not require, the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

(g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser and its affiliates, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

(h) The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

(i) The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board and consistent with seeking the best interests of each Fund, exercise (or not exercise in its discretion) all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. Unless the Adviser or the Board gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Adviser’s proxy voting guidelines, a copy of which has been provided to the Adviser.

3. COMPENSATION OF THE ADVISER

The Adviser shall pay the Sub-Adviser an advisory fee with respect to each Fund as specified in Appendix A to this Agreement.

4. LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact relating to the Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the

Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

5. REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, regulatory agency, involving the affairs of the Fund(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

6. REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered (or shall qualify for an exemption from registration) for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer, compliance officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics but only to the extent such reports and/or records relate to the provision of services hereunder.

(c) The Sub-Adviser has adopted and implemented and will maintain (a) in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser’s activities or services could affect the Fund(s), policies and procedures reasonably designed to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund(s) and the Sub-Adviser.

(d) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect those material changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser’s services hereunder, which are required by the Advisers Act.

(e) The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser with management responsibilities relating to the services hereunder, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

(f) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures related to the Fund(s).

(g) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(h) The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund(s), the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance. Notwithstanding the foregoing, nothing in this Agreement shall be interpreted to prevent the Sub-Adviser from referring to the names of the Fund(s) managed by the Sub-Adviser, currently intended to be named as “SPDR® Nuveen [Index Name] ETF.”

7. NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided the Sub-Adviser furnishes in its Form ADV adequate disclosure of possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

8. SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

9. REGULATION

Each party agrees to provide reasonable cooperation to the other party in furtherance of this Agreement, including without limitation providing relevant information, reports, or other materials pursuant to a request or requirement of regulatory and administrative bodies having jurisdiction the party seeking such cooperation.

10. RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation or reasonably required in order to carry out its business. The Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and is either identified as confidential or by its nature or means of receipt would be considered confidential and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

11. DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding securities. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

12. ASSIGNMENT AND TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

13. AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to no-action relief granted by the SEC Staff or exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of a Fund and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust.

Any change, waiver, discharge or termination of a provision of this Agreement, whether or not such change is deemed to be material, may be made only by an instrument in writing signed by both the Adviser and the Sub-Adviser.

14. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

15. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16. NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Trust Christopher Madden, Secretary State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116

For:	SSgA Funds Management, Inc. Attn: Chief Compliance Officer State Street Financial Center 1 Lincoln Street Boston, MA 02111

For:	Nuveen Asset Management, LLC 333 West Wacker Drive Chicago IL 60606 Attn: Legal Department

17. SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18. TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Trustees or any individual Trustee of the Trust.

19. GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20. INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. RIGHTS OF FUND

The Trust is hereby expressly made a third-party beneficiary of this Agreement and shall have the full right to enforce any and all provisions of this Agreement for its benefit and to proceed directly against the Sub-Adviser for any breach of any provision of this Agreement or for any loss, damage, claim, liability arising due to any act or omission on the part of the Sub-Adviser to the same extent as if the Fund itself were a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

NUVEEN ASSET MANAGEMENT, LLC

By:

Name: [        ]

Title: [        ]

SSgA FUNDS MANAGEMENT, INC.

By:

Name: [        ]

Title: [        ]

APPENDIX A

Sub-Adviser Compensation

The Adviser shall pay the Sub-Adviser, upon receipt of an invoice, a monthly fee for its services for the Funds listed below in the amount of 45% of the advisory fee paid by the Fund to the Adviser set forth below after deducting payments to fund service providers and fund expenses.

Fund	Advisory Fee
SPDR Nuveen Barclays California Municipal Bond ETF	20bps
SPDR Nuveen Barclays Build America Bond ETF	20bps
SPDR Nuveen Barclays Municipal Bond ETF	20bps
SPDR Nuveen Barclays Short Term Municipal Bond ETF	20bps
SPDR Nuveen S&P High Yield Municipal Bond ETF	20bps
SPDR Nuveen S&P® VRDO Municipal Bond ETF	20bps
SPDR Nuveen Barclays New York Municipal Bond ETF	20bps

APPENDIX B:

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Sub-Advisory Fee as a Percentage of the Net Management Fee Paid by the Fund to the Adviser	Fees Paid to the Sub- Adviser During Last Fiscal Year Ended June 30, 2014	Net Assets as of 12/31/2013
SPDR Nuveen Barclays Municipal Bond ETF (TFI)

SPDR Nuveen Barclays California Municipal Bond ETF (CXA)

SPDR Nuveen Barclays New York Municipal Bond ETF (INY)

SPDR Nuveen Barclays Short Term Municipal Bond ETF (SHM)

SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)

SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)

SPDR Nuveen Barclays Build America Bond ETF (BABS)

B-1

SPDR® Series Trust

investment adviser

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

custodian, administrator and transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.

State Street Global Markets, LLC is a member of FINRA and SIPC.